                           Morgan Stanley Income Trust
                          Item 77(O) 10F-3 Transactions
                         March 1, 2006 - August 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Hewlet  5/23/    -     $100.0 $1,000,  230,00    0.02%  0.39%   Credit  Credit
  t-      06             0    000,000     0                     Suisse  Suisse
Packar                                                            ,      First
 d Co                                                           Merril  Boston
 5.34%                                                            l
5/22/2                                                          Lynch
  009                                                           & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Deutsc
                                                                  he
Harrah  6/2/0    -     $99.14 $750,00  160,00    0.02%  0.27%    Bank   Deutsc
  's      6                    0,000      0                     Securi    he
Operat                                                          ties,    Bank
  ing                                                           JPMorg
 6.50                                                            an,
6/1/20                                                          Wells
  16                                                            Fargo
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Commer
                                                                zbank
                                                                Corpor
                                                                ates &
                                                                Market
                                                                  s,
                                                                Citigr
                                                                 oup,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                Americ
                                                                  a
                                                                Inc.,
                                                                Scotia
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                  S,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.

                                                                Lehman
  CVS   8/10/    -     $99.82 $1,500,  105,00    0.01%  0.19%   Brothe  Lehman
Corpor    06                  000,000     0                      rs,    Brothe
 ation                                                           Banc     rs
Senior                                                            of
 Note                                                           Americ
 5.75%                                                            a
8/15/2                                                          Securi
  011                                                            ties
                                                                 LLC,
                                                                 BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,B
                                                                 B&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                DAIWA
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties